UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934
                                -----------------

        Date of Report (Date of earliest event reported): October 9, 2007

                       KeyOn Communications Holdings, Inc.
                       -----------------------------------

               (Exact Name of Registrant as Specified in Charter)


    Delaware                       333-136487                   74-3130469
    --------                       ----------                   ----------
(State or other             (Commission File Number)
  jurisdiction                                                (IRS Employer
of incorporation)                                           Identification No.)

              11742 Stonegate Circle
                  Omaha, Nebraska                             68164
      ---------------------------------------           ---------------
      (Address of principal executive offices)              (Zip Code)


     Registrant's telephone number, including area code: (402) 998-4000
       ---------------------------------------------------------------
        (Former name or former address, if changed since last report)

================================================================================

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

                 Section 5 - Corporate Governance and Management

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

     On October 3, 2007, each of Barry Becker and Michael Saltman resigned from our board of directors, effective immediately. On October 4, 2007, our board of directors voted to appoint Jason K. Horowitz and Curtis W. Anderson to fill the vacancies created by the resignations of Messrs. Becker and Saltman. At the same time, our board of directors appointed Mr. Horowitz to serve as a member of the Compensation and Nominating committees of the board of directors and Mr. Anderson to serve as a the chairman of the Audit committees of the board of directors. The biographies of Messrs. Horowitz and Anderson are provided below.

     Jason K. Horowitz, 36, joined our board of directors on October 4, 2007. Since February 2005, Mr. Horowitz has served as senior vice president of business and legal affairs of CKX, Inc. (Nasdaq: CKXE), a diversified media company. From August 2000 to February 2005, Mr. Horowitz was the vice president of legal affairs of FXM, Inc., a private investment firm. From October 1999 to July 2000, Mr. Horowitz was associate counsel for SFX Entertainment, Inc., the world's largest presenter and promoter of live entertainment. Mr. Horowitz received a B.A. from the University of Pennsylvania and a J.D. from Fordham University School of Law. Mr. Horowitz is a member of the advisory board of steppingstone day school, a not for profit school for handicapped babies and preschoolers.

     Curtis W. Anderson, 58, joined our board of directors on October 4, 2007. Since 1988, Mr. Anderson has served as chief executive officer of Fair, Anderson, & Langerman, a certified public accounting and business advisory firm. In addition, Mr. Anderson is a founder and director or Service 1st Bank of Nevada and a real estate developer and licensed broker. Mr. Anderson is also active in numerous several civic associations and currently serves on the board of the Opportunity Village Board of Directors. Mr. Anderson is a licensed CPA and received a BS from the University of Notre Dame.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    KEYON COMMUNICATIONS HOLDINGS, INC.


Dated: October 4, 2007              By: /s/ Jonathan Snyder
                                       -----------------------------------------
                                        Name: Jonathan Snyder
                                        Title:  Chief Executive Officer